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                                                                  EXHIBIT 24.3

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To American Technologies Group, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated November 10, 1998 included in the Company's Form 10-KSB for the year ended July 31, 1999 and to all references to our Firm included in this registration statement.



                                            ARTHUR ANDERSEN LLP


Los Angeles, California
December 2, 1999